EXHIBIT 99.1

                                 MALT 2004-4 gp1
                        Whole Loan 15YR Fixed-Rate Alt-A


Deal Size                                                   $50mm approx.

WAM                                                           177 +/- 2 months

GWAC                                                        5.48% +/-10bps

Avge. Loan Balance (100% conf)                              $125k approx.

Occupancy: Investor                                          100% approx.

Geography                             CA                    42.0% max
                                      NY                    16.0% max

SF / PUD                                                    45.0% approx.

WA FICO                                                       724 approx.

WA LTV                                                      56.0% approx.

AAA Ratings                                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                               4.00% approx.

Pricing Speed                                                100% PPC

PPC Ramp                       4-16 Cpr in 12 months and 18CPR thereafter

Settlement Date                                           02/27/04

Depositor                                  Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator         Wells Fargo Bank Minnesota, NA

                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                              [LOGO] UBS Investment
                                         Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-3 gp6
                        Whole Loan 30YR Fixed-Rate Alt-A


Deal Size                                                  $50mm approx.

WAM                                                          357 +/- 2 months

GWAC                                                       7.00% +/-10bps

Avge. Loan Balance (39% conf)                              $286k approx.

Geography                                  CA              25.0% approx.
                                           NY              13.0% approx.
                                           Fl               9.0% approx.

SF / PUD                                                   45.0% approx.

Prepay Penalty                                             15.0% approx.

WA FICO (700 FICO Max.)                                      669 approx.

WA LTV                                                     67.0% approx.

AAA Ratings                                         2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                              7.00% approx.

Pricing Speed                                               100% PPC

PPC Ramp                      6-18 Cpr in 12 months and 18CPR thereafter

Settlement Date                                          03/30/04

Depositor                                  Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator         Wells Fargo Bank Minnesota, NA


                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                              [LOGO] UBS Investment
                                         Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

                                 MALT 2004-9 gp9
                        Whole Loan 30YR Fixed-Rate Alt-A


Deal Size                                                    $120mm approx.

WAM                                                             358 +/- 2 months

GWAC                                                          6.37% +/-10bps

Avge. Loan Balance (50% conf)                                  262k approx.

Geography                                  CA                 29.0% approx.
                                           NY                 12.0% approx.
                                           FL                  6.0% approx.

Cash out                                                      39.0% approx.

Doc Type                                   Full Doc           16.0% approx.

WA FICO                                                         708 approx.

WA LTV                                                        71.0% approx.

AAA Ratings                                          2 of 3 (S&P, Moodys. Fitch)

Estimated Subordination Level                                 5.00% approx.

Pricing Speed                                                  100% PPC

PPC Ramp                         6-18 Cpr in 12 months and 18CPR thereafter

Settlement Date                                             04/30/04

Depositor                                  Mortgage Asset Securitization
                                           Transactions, Inc.
Master Servicer/Bond Administrator         Wells Fargo Bank Minnesota, NA


                            All numbers approximate.
                   All tranches subject to 10% size variance.
                                 5% Cleanup Call
                              [LOGO] UBS Investment
                                         Bank

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.